Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Timothy A. Bonang, Vice President, Investor Relations.
(617) 796-8232
www.hptreit.com

Hospitality Properties Trust Announces Restructuring

of Management Agreement with RMR

Further Aligning Interests of RMR with HPT Shareholders While Maintaining Low Cost Structure

Today’s Changes Are in Addition to June 2013 Announcement Recommending

Annual Election of All Trustees and Terminating “Poison Pill”

Newton, MA (September 23, 2013):  Hospitality Properties Trust (NYSE: HPT) today announced the restructuring of its business management agreement with Reit Management & Research LLC (RMR) as follows:

•                  The base business management fees paid by HPT to RMR, which are included in HPT’s “G&A” expenses, are currently calculated at the annual rate of approximately 0.5% of the gross historical cost of HPT’s real estate assets. Beginning in 2014, these fees will be calculated on the basis of the lower of: (i) gross historical cost of HPT’s real estate assets or (ii) HPT’s total market capitalization. Market capitalization will include the market value of HPT’s common shares, plus the liquidation preference of preferred shares and the principal amount of debt. The market value of HPT’s common shares will be calculated based on the average shares outstanding multiplied by the average closing share price during the period in which the fees are earned. Accordingly, HPT’s fees paid to RMR may decline when the market value of HPT’s common shares declines.

•                  All of the base business management fees currently paid by HPT to RMR are paid in cash. Beginning in 2014, 10% of the base business management fees will be paid in common shares of HPT. The amount of HPT common shares granted as part of the base business management fee will be calculated based on the average closing share price during the period in which the fees are earned. Accordingly, RMR’s common share ownership of HPT is expected to increase over time.

•                  Annual incentive fees payable by HPT to RMR included in HPT’s “G&A” expenses are currently calculated based upon increases in cash available for distribution (CAD) per share and are paid in common shares of HPT which vest immediately. Beginning in 2014, the incentive fees which may be earned by RMR will be calculated based upon total returns realized by HPT common shareholders (i.e., share price appreciation plus dividends) in excess of benchmarks. The benchmarks will be set by the Compensation Committee of HPT’s Board (which is comprised solely of Independent Trustees) and will be disclosed in HPT’s annual meeting proxy statements. Incentive fees will be paid in common shares of HPT which will vest over a multiyear period and will be subject to a “claw back” in the event of certain material restatements of financial results. Accordingly, the incentive fees payable to RMR are expected to have a direct relationship to total returns realized by HPT common shareholders.

A Maryland Real Estate Investment Trust with transferable shares of beneficial interest listed on the New York Stock Exchange.

No shareholder, Trustee or officer is personally liable for any act or obligation of the Trust.

In June 2013, HPT announced that its Board of Trustees was recommending to shareholders that HPT’s Declaration of Trust be amended to allow for the annual election of all Trustees at the next annual shareholders’ meeting in the spring of 2014 and accelerating the termination of HPT’s shareholders’ rights plan (the “poison pill”) to December 31, 2013.

HPT’s Independent Trustees issued the following joint statement regarding today’s announcement:

“Historically, HPT’s Board and management have focused on providing high quality management services to HPT at or below average costs. The combined governance and management changes announced earlier this year and today are intended to further align RMR’s financial incentives with the returns realized by shareholders and enhance the Company’s governance, while allowing HPT to continue receiving high quality management services at or below average costs. The HPT Board is also currently considering additional governance enhancements which may be announced during the next several months.”

Hospitality Properties Trust is a real estate investment trust (REIT) that owns hotel and travel center properties located throughout the United States. HPT is headquartered in Newton, MA.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER HPT USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, HPT IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON HPT’S PRESENT INTENT, BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT FUTURE INCENTIVE FEES PAYABLE TO RMR ARE EXPECTED TO HAVE A DIRECT RELATIONSHIP TO TOTAL RETURNS REALIZED BY HPT COMMON SHAREHOLDERS. AN IMPLICATION OF THIS STATEMENT MAY BE THAT SHAREHOLDERS WILL RECEIVE INCREASED TOTAL RETURNS. IN FACT, FUTURE TOTAL RETURNS REALIZED BY SHAREHOLDERS WILL BE IMPACTED BY MANY FACTORS, INCLUDING SOME BEYOND HPT’S AND RMR’S CONTROL. FOR EXAMPLE, THE TOTAL RETURNS REALIZED BY SHAREHOLDERS ARE DEPENDENT UPON THE CHANGES IN THE TRADING PRICE OF HPT SHARES WHICH MAY REFLECT CHANGES IN INTEREST RATES, THE EXPECTATION OF FUTURE INTEREST RATE CHANGES OR OTHER GENERAL MARKET CONDITIONS. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE CHANGES IN THE METHOD OF CALCULATING THE INCENTIVE FEES PAID BY HPT TO RMR WILL INCREASE THE TOTAL RETURNS REALIZED BY HPT COMMON SHAREHOLDERS.

•                  THIS PRESS RELEASE IMPLIES THAT HPT’S HISTORICAL AND FUTURE G&A COSTS HAVE BEEN, AND WILL BE, AT OR BELOW THE AVERAGE OF SUCH COSTS AMONG ITS PEER GROUP. CALCULATING THE RELATIVE COSTS OF G&A SERVICES CAN BE DONE IN MANY DIFFERENT WAYS; FOR EXAMPLE, IN ACTUAL DOLLAR AMOUNTS, AS A PERCENTAGE OF ASSETS VALUED AT COST OR BOOK VALUES, AS A PERCENTAGE OF BOOK OR MARKET EQUITY VALUES, AS A PERCENTAGE OF REVENUES, OR OTHERWISE. HPT BELIEVES THAT ITS STATEMENTS ARE BASED UPON CUSTOMARY CALCULATIONS USED IN THE REIT INDUSTRY TO COMPARE G&A COSTS BASED ON FINANCIAL STATEMENT METRICS. HOWEVER, DEPENDING UPON HOW RELATIVE G&A COSTS ARE CALCULATED, IT MAY BE POSSIBLE TO ARGUE THAT HPT’S HISTORICAL AND FUTURE G&A COSTS ARE NOT, AND WILL NOT BE, AT OR BELOW AVERAGE.

•                  THE PRESS RELEASE STATES THAT HPT’S BOARD HAD PREVIOUSLY DETERMINED TO RECOMMEND TO SHAREHOLDERS THAT HPT’S DECLARATION OF TRUST BE AMENDED TO PROVIDE THAT ALLTRUSTEES BE ELECTED TO SERVE FOR ONE YEAR TERMS AT THE NEXT ANNUAL SHAREHOLDERS’ MEETING IN THE SPRING OF 2014. THIS AMENDMENT MAY NOT BE APPROVED BY HPT’S SHAREHOLDERS. ALSO, ALTHOUGH HPT’S BOARD HAS NO CURRENT INTENTION TO DO SO, HPT’S BOARD MAY DETERMINE IN THE FUTURE NOT TO PROCEED WITH A PROPOSAL TO SHAREHOLDERS TO PROVIDE THAT ALL TRUSTEES BE ELECTED TO SERVE FOR ONE YEAR TERMS.

•                  THIS PRESS RELEASE STATES THAT HPT’S BOARD HAD PREVIOUSLY DETERMINED TO ACCELERATE THE EXPIRATION OF HPT’S SHAREHOLDER’S RIGHTS PLAN (THE “POISON PILL”) TO DECEMBER 31, 2013. UNDER APPLICABLE LAW, THE HPT BOARD HAS THE POWER TO CREATE, AMEND, EXTEND OR TERMINATE A SHAREHOLDERS’ RIGHTS PLAN. ALTHOUGH HPT’S BOARD HAS NO CURRENT INTENTION TO DO SO, HPT’S BOARD MAY DETERMINE IN THE FUTURE NOT TO ACCELERATE THE EXPIRATION OF THE PLAN OR TO ADOPT A NEW SHAREHOLDERS’ RIGHTS PLAN AFTER THE CURRENT PLAN EXPIRES.

•                  THIS PRESS RELEASE STATES THAT HPT IS CURRENTLY CONSIDERING OTHER ENHANCEMENTS TO GOVERNANCE THAT MAY BE ANNOUNCED IN THE NEXT SEVERAL MONTHS. THE HPT BOARD MAY DECIDE TO MAKE NO FURTHER GOVERNANCE ENHANCEMENTS OR ANY ADDITIONAL ENHANCEMENTS MAY BE DELAYED UNTIL BEYOND THE NEXT SEVERAL MONTHS.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

EXCEPT AS REQUIRED BY LAW, HPT DOES NOT INTEND TO UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENT IN THIS PRESS RELEASE AS A RESULT OF FUTURE EVENTS, NEW INFORMATION WHICH MAY COME TO HPT’S ATTENTION OR OTHERWISE.

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